Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2021
Prepayments and Other Current Assets
Prepayments and Other Current Assets

8. Prepayments and Other Current Assets

Prepayments and other current assets consist of the following:

	As of December 31,
	2020	2021
Prepayments to vendors	104,271	218,660
Deductible VAT input	196,021	118,177
Prepaid rental and deposits	30,357	48,929
Receivables related to rebate	—	28,491
Loan receivable from Lifan Holdings(i)	8,000	—
Others	15,006	68,615
Less:Allowance for Credit Losses	—	(2,192)
Total	353,655	480,680
(i)	Loan receivable from Lifan Holdings represents the uncollected loan principal under the loan agreements entered into between Beijing CHJ and Lifan Holdings in 2018 (the “2018 Lifan Loan”) and 2019 (the “2019 Lifan Loan”). The outstanding loan receivable from Lifan Holdings was settled against the payables for consideration payble for the acquistion of Chongqing Zhizao in April 2021 (Note 5).